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Exhibit 25.1

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form T-1

STATEMENT OF ELIGIBILITY UNDER THE TRUST INDENTURE ACT OF 1939 OF A
CORPORATION DESIGNATED TO ACT AS TRUSTEE

CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A
TRUSTEE PURSUANT TO SECTION 305(b)(2) [    ]

LAW DEBENTURE TRUST COMPANY OF NEW YORK
(Exact name of trustee as specified in its charter)

New York (Jurisdiction of incorporation or organization if not a U.S. national bank)	01-0622605 (I.R.S. Employer Identification Number)
767 Third Avenue, 31st Floor, New York, New York (Address of principal executive offices)	10017 (Zip Code)

Law Debenture Trust Company of New York
767 Third Avenue, 31st Floor
New York, NY 10017
Daniel R. Fisher, Senior Vice President, (212) 750-7464
(Name, address and telephone number of agent for services)
AES GENER S.A. (Exact name of obligor as specified in its charter)
Santiago, Chile
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)
Mariano Sanchez Fonticella 310, 3rd Floor Santiago, Chile (Address of principal executive offices)
Debt Securities (Title of the indenture securities)

Item 1.    General information.

Furnish the following information as to the trustee-

  a.
  Name and address of each examining or supervising authority to which it is subject.

Name	Address
Superintendent of Banks of the State of New York	2 Rector Street, New York, NY 10006, and Albany, NY 12203
  b.
  Whether it is authorized to exercise corporate trust powers.

    Yes

Item 2.    Affiliations with the obligor.

If the obligor is an affiliate of the trustee, describe each such affiliation.

        None.

Items 3-14.

        No responses are included for Items 3-14 of this Form T-1 because the obligor is not in default as provided under Item 13.

Item 15.    Foreign Trustee.

        Not applicable.

Item 16.    List of exhibits.

        List below all exhibits filed as a part of this statement of eligibility.

  1.
  A copy of the articles of incorporation of the trustee as now in effect (see Exhibit 1 to Form T-1 filed in connection with Registration Statement No. 333-116590, which is incorporated by reference).

  2.
  A copy of the certificate of authority of the trustee to commence business, if not contained in the articles of association (see Exhibit 2 to Form T-1 filed in connection with Registration Statement No. 333-116590, which is incorporated by reference).

  3.
  None, authorization to exercise corporate trust powers being contained in the documents identified above as Exhibits 1 and 2.

  4.
  A copy of the existing bylaws of the trustee, or instruments corresponding thereto (see Exhibit 3 to Form T-1 filed in connection with Registration Statement No. 333-116590, which is incorporated by reference).

  5.
  Not applicable.

  6.
  The consents of the Trustee required by Section 321(b) of the Act (see Exhibit 4 to Form T-1 filed in connection with Registration Statement No. 333-116590, which is incorporated by reference).

  7.
  A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority (see Exhibit 5 to Form T-1 filed in connection with Registration Statement No. 333-116590, which is incorporated by reference).

  8.
  Not applicable.

  9.
  Not applicable.

SIGNATURE

        Pursuant to the requirements of the Trust Indenture Act of 1939 the trustee, Law Debenture Trust Company of New York, a trust company organized and existing under the laws of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York, and State of New York, on the 9th day of November, 2004.

Law Debenture Trust Company of New York (Trustee)
By:	/s/ PATRICK J. HEALY Patrick J. Healy Vice President

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  Exhibit 25.1
  Item 1. General information.
  Item 2. Affiliations with the obligor.
  Items 3-14.
  Item 15. Foreign Trustee.
  Item 16. List of exhibits.
SIGNATURE